UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 11, 2008
(July 9, 2008)
Date of Report (Date of earliest event reported)

SYCAMORE NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27273	04-3410558
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

220 Mill Road
Chelmsford, MA 01824
(Address of principal executive offices)
(Zip code)

Registrant’s telephone number, including area code:   (978) 250-2900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events.

On July 9, 2008, Sycamore Networks, Inc. (the “Registrant”) issued a press release announcing that the Commissioners of the Securities and Exchange Commission (the “SEC”) have authorized the final settlement between the Registrant and the SEC regarding its previously-disclosed inquiry into the Registrant’s historical stock option granting practices and related accounting treatment. Without admitting or denying the allegations in the SEC’s complaint, Sycamore has agreed to settle the charges by consenting to a permanent injunction against any future violations of the federal securities laws. No monetary penalties were assessed against the Registrant in conjunction with the settlement.

This settlement concludes the SEC's investigation into the Registrant’s historical stock option granting practices.

A copy of the press release issued by the Registrant on July 9, 2008 with respect to the foregoing is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

99.1	Press Release of the Registrant, dated July 9, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sycamore Networks, Inc.

By:	/s/ Alan R. Cormier
Alan R. Cormier
General Counsel and Secretary
(Duly Authorized Officer)

Dated: July 11, 2008